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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                 FORM 8 - K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


                                Date of Report
                      (Date of earliest event reported):
                               July 19, 2006

                        THE BANK OF NEW YORK COMPANY, INC.
                        ----------------------------------
              (exact name of registrant as specified in its charter)


            NEW YORK                 001-06152               13-2614959
            --------                 ---------               ----------
   (State or other jurisdiction    (Commission            (I.R.S. employer
       of incorporation)            file number)       identification number)


         One Wall Street, New York, NY                          10286
         -----------------------------                          -----
    (Address of principal executive offices)                  (Zip code)


                                    212-495-1784
                                    ------------
                           (Registrant's telephone number,
                                   including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 2.02  Results of Operations and Financial Condition
           ---------------------------------------------

     On July 19, 2006, The Bank of New York Company, Inc. issued a press release containing unaudited interim financial information and accompanying discussion for the second quarter of 2006. Exhibit 99.1 is a copy of such press release and is incorporated herein by reference.

     The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

Index to and Description of Exhibits

(c)  Exhibit        Description
     -------        -----------
      99.1          Unaudited interim financial information and accompanying
                    discussion for the second quarter of 2006 contained in the press release dated July 19, 2006, of The Bank of New
                    York Company, Inc.














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                                   SIGNATURE
                                   ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 19, 2006

                                         THE BANK OF NEW YORK COMPANY, INC.
                                         (Registrant)


                                         By: /s/ Bruce W. Van Saun
                                         -------------------------
                                         Name:   Bruce W. Van Saun
                                         Title:  Chief Financial Officer






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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.     Description
-----------     -----------
   99.1         Unaudited interim financial information and accompanying
                discussion for the second quarter of 2006 contained in the press release dated July 19, 2006, of The Bank of New York
                Company, Inc.